Nationwide Life and Annuity Insurance Company • Nationwide Provident VA Separate Account A	Nationwide Life Insurance Company • Nationwide Provident VA Separate Account 1

Prospectus supplement dated February 16, 2010

to Prospectus dated May 1, 2008, as supplemented January 4, 2010

(Market Street VIP/2 (NLAIC))

and

to Prospectus dated May 1. 1994, as supplemented January 4, 2010

(Market Street VIP/2 (NLIC))

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On December 23, 2009, the Board of Trustees of the Premier VIT Trust voted to liquidate the Premier VIT – OpCap Managed Portfolio I and Premier VIT – NACM Small Cap Portfolio Class I, effective on or about April 16, 2010.

Effective April 16, 2010, these underlying mutual funds will no longer be available to receive transfers or new purchase payments.

Effective April 16, 2010, any account value allocated to these funds will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class IV on or about April 16, 2010.